UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 06128 )

Exact name of registrant as specified in charter: Putnam New Opportunities Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: June 30, 2005

Date of reporting period: July 1, 2005--December 31, 2005

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam New Opportunities Fund

12|31|05

Semiannual Report

PUTNAM INVESTMENTS

GROWTH FUNDS
look for stocks of
companies that
have the potential
to grow over time.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their advisors can build diversified portfolios.

A commitment to doing what’s right for investors

We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial advisors, make informed investment decisions with confidence.

Putnam

New Opportunities

Fund

12 | 31 | 05
Semiannual Report

Message from the Trustees	2
About the fund	4
Report from the fund managers	7
Performance	12
Expenses	14
Portfolio turnover	16
Risk	17
Your fund’s management	18
Terms and definitions	21
Trustee approval of management contract	23
Other information for shareholders	28
Financial statements	29
Brokerage commissions	55

Cover photograph: Vineyard, Napa County, California © Charles O’Rear

Message from the Trustees

Dear Fellow Shareholder

Throughout 2005, U.S. and global economies showed both their resilience and their ongoing vulnerability to challenges such as rising energy prices, mounting inflationary pressures, and political concerns. The Federal Reserve Board’s continuing interest-rate increases created additional setbacks for the equity markets as investors grew concerned that the higher rates -- combined with higher energy prices -- would slow growth. Nevertheless, as the year drew to a close, the financial markets demonstrated trends consistent with an expanding economy: relative weakness for bonds and relative strength for stocks. With many companies appearing likely to deliver strong earnings, Putnam Investments’ management teams are working to identify investment opportunities while remaining cognizant of the risks posed by higher energy prices in the winter months, as well as the possibility of continued interest-rate increases in 2006.

Although there is no guarantee a fund will achieve its objectives, we believe that the professional research, diversification, and active management that mutual funds provide continue to make them an intelligent choice for investors, particularly in light of today’s fast-changing market conditions. We want you to know that Putnam Investments, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on delivering consistent, dependable, superior investment performance over time.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies, and their outlook for the months ahead. We thank you for your support of the Putnam funds.

Putnam New Opportunities Fund: investing through 15 years of unprecedented innovation

Long before most Americans could imagine the Internet, digital music files, or owning a cell phone small enough to fit in their pockets, Putnam New Opportunities Fund was seeking growth potential in emerging, cutting-edge companies. The fund was also targeting stocks in more traditional industries, such as restaurants, retail stores, health care, and broadcasting, which can also offer strong growth potential.

For example, among the holdings in the fund’s portfolio shortly after the fund was introduced in 1990 was the stock of Symantec, then a 9-year-old emerging software company. Today, Symantec is a leading maker of antivirus software, which has seen explosive demand as the Internet and computer networks have become an essential component of everyday life.

The managers of the fund focus on bottom-up stock selection in seeking above-average growth for investors. Putnam’s in-house research organization, whose dedicated analysts work in teams, helps the management teams find growth stocks that other investors may have overlooked. The specialized expertise of these Putnam analysts, who visit with the managements of thousands of companies each year, is critical to the success of the fund’s growth strategy.

An important benefit of the fund’s strategy is its flexibility-- it diversifies across a range of industries and capitalizations. The fund can invest in smaller companies that are in their emerging- or expansionary-growth phases,

Putnam New Opportunities Fund’s holdings have spanned many sectors and industries over time.

and these companies can remain in the fund’s portfolio until they grow to become market leaders.

Of course, historically, markets have been volatile at times for growing companies; the growth potential offered by these stocks comes with the risk of greater price fluctuations. Combining small-cap stocks with the stocks of larger, well-established companies provides a more diversified approach to help manage those risks.

While it seems likely that the next decade will bring as many extraordinary changes as the last one, the teams managing Putnam New Opportunities Fund will continue to focus on capturing growth potential for investors.

In-depth analysis is key to successful stock selection.

Drawing on the expertise of a dedicated team of stock analysts, the fund’s management teams seek attractive growth stocks. Once a stock is selected for the portfolio, it is regularly assessed by the members of the teams to ensure that it continues to meet their criteria, including:

Growth They examine each company’s financials, including its sales and earnings, and target those believed to offer growth potential.

Quality They look for high-quality companies, seeking characteristics such as solid management teams, sound business models, a record of strong performance, and high levels of free-cash flow.

Valuation They carefully consider how each stock is valued, seeking stocks whose valuations are attractive relative to the company’s growth potential.

Putnam New Opportunities Fund has a multi-cap strategy, seeking to invest in the highest-quality large-cap companies as well as small- and mid-cap growth companies. The fund’s management team seeks to identify dynamic companies that are positioned in sectors believed to offer above-average growth potential. The fund may be appropriate for investors who are seeking long-term capital appreciation potential from stocks of small, midsize, and large companies.

Highlights

* For the six months ended December 31, 2005, Putnam New Opportunities Fund’s class A shares returned 9.76% without sales charges.

* Over the same period, the fund’s benchmark, the Russell 3000 Growth Index, returned 7.19% .

* The average return for the fund’s Lipper category, Multi-Cap Growth Funds, was 10.53% .

* Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 12.

Performance

Total return for class A shares for periods ended 12/31/05

Since the fund's inception (8/31/90), average annual return is 14.25% at NAV and 13.85% at POP.

	Average annual return		Cumulative return
	NAV	POP	NAV	POP

10 years	5.13%	4.56%	64.90%	56.23%

5 years	-4.87	-5.90	-22.11	-26.20

3 years	17.11	15.02	60.60	52.15

1 year	9.95	4.17	9.95	4.17

6 months	--	--	9.76	3.99

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 5.25% . For the most recent month-end performance, visit www.putnam.com. A short-term trading fee of up to 2% may apply.

Report from the fund managers

The period in review

During the first six months of the fiscal year, the market environment for your fund improved as investors began to favor growth stocks over value stocks. The fund’s flexible approach, which allows it to invest in high-quality growth companies at favorable valuations across all market capitalizations, enabled it to outperform its benchmark, the Russell 3000 Growth Index, based on results for the period at net asset value (NAV, or without sales charges). The fund avoided major sector bets, favoring instead an approach that combines moderate thematic concentrations with rigorous, bottom-up stock picking. Our investments in energy, technology, basic materials, and health-care companies were the keys to the fund’s outperformance of its benchmark, but may be part of the reason why its results lagged the average for its Lipper category. The portfolio had a modest overweight position in the energy sector, but other funds in the category had heavier concentrations and were able to benefit from the sector’s strength to a greater degree.

Market overview

In the first half of your fund’s 2006 fiscal year, investors rewarded the solid fundamentals and favorable earnings prospects of many growth-oriented companies by vaulting growth stocks to a leadership position over value stocks. This change in market leadership can be explained by strong performance from technology stocks, particularly those in the semiconductor and Internet-related categories. At the same time, relatively lackluster returns for energy-related and utility companies held back the performance of value stocks. Earlier in the fiscal period, oil prices and energy stocks had risen sharply due to hurricanes in the Gulf Coast region, but they receded significantly in the subsequent weeks.

Mid-cap stocks outperformed both large- and small-cap stocks during the fiscal period, supported by strong performance among non-oil, energy-related companies and in health care. Within the mid-cap sector, growth stocks bested value stocks, creating an environment that proved beneficial for the fund.

Strategy overview

Our goal is to invest in a limited number of stocks in order to better focus our research and analysis on what we consider to be the most attractive opportunities in the growth-stock universe. Specifically, we look for high-quality growth companies with favorable valuations. As such, our stock-selection strategy is based on three fundamental criteria: quality of the company, near-term growth prospects, and a valuation forecast that meets our parameters. The ability to rotate among these criteria gives the fund the advantage of potentially favorable market positioning whether the market is rewarding one, two, or all three of these factors.

Although it is not a key consideration for many growth managers, valuation is a central component of our investment process. Our approach to valuing companies incorporates both historical financial data and forward-looking scenario analysis that enables us to examine a range of possible outcomes. The key elements that we look at when valuing companies include the company’s price-to-free-cash-flow ratio, which is its ability to generate cash flow relative to its current market price. We also examine a company’s operating profit margin and look for companies

Market sector performance

These indexes provide an overview of performance in different market sectors for the six months ended 12/31/05.

Equities

Russell 3000 Growth Index (multi-cap growth stocks)	7.19%

Russell Midcap Growth Index (midsize-company growth stocks)	10.22%

S&P 500/Barra Value Index (large-company value stocks)	6.24%

MSCI EAFE Index (international stocks)	14.88%

Bonds
Lehman Aggregate Bond Index (broad bond market)	-0.08%

Lehman Government Bond Index (U.S. Treasury and agency securities)	-0.27%

Citigroup World Government Bond Index (global government bonds)	-3.02%

that have the potential to expand their margins. We then break companies down into 21 distinct market sectors and rank them in comparison to other companies with similar growth potential, operating margins, competitive environments, and capital requirements. Finally, in order to gauge current market sentiment toward a company, we will consider indicators such as analysts’ earnings forecasts.

Your fund’s holdings

At the beginning of the period, the fund’s substantial exposure to oil refiners boosted performance. The effects of Hurricane Katrina amplified the performance of holdings in this sector and led us to take profits and reduce the fund’s exposure in this area. We redeployed assets from refining to exploration and production, emphasizing natural gas over oil. Within the natural gas category, Burlington Resources, which was acquired by ConocoPhilips during the period, was a major contributor to the fund’s positive results.

Apple Computer, one of the fund’s largest technology holdings, was an exceptional performer during the period. The success of the firm’s iPod Nano product -- the sales of which were a huge hit during the holiday shopping season -- had the effect of reawakening the Apple brand. As such, not only did iPod sales volume explode, but the firm’s PC sales grew by about 30% in the latest reporting period.

Comparison of top industry weightings

This chart shows how the fund’s top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

Also within technology, the fund added to its position in Google as the stock’s price moved from $291.25 at the beginning of the period to $414.86 at the end. Given the stock’s dramatic price appreciation, valuation has become a concern. However, the firm’s distributed software model has given it a competitive advantage over some of the established players in the consumer and business software markets.

The fund maintained an overweight position in the basic materials sector during the period, especially in the stock of Phelps Dodge. The company is the world’s second-largest copper producer and was a top contributor to performance. The price of copper hit record highs during the second half of 2005, bolstering the firm’s cash flow and earnings, and driving the stock’s price up by more than 50% over the fiscal period.

Pharmacy benefits manager (PBM) Express Scripts also proved to be a productive holding during the period. The company is benefiting from the combined trends of an aging population, the growing availability of generic drugs, and the role PBMs are playing in negotiating with drug companies to reduce health-care costs.

Overweight positions in specialty retailers detracted from the fund’s performance. Despite strong year-over-year comparable sales during

Top holdings

This table shows the fund’s top holdings, and the percentage of the fund’s net assets that each comprised, as of 12/31/05. The fund’s holdings will change over time.

Holding (percent of fund’s net assets)	Industry

Intel Corp. (2.3%)	Electronics

Cisco Systems, Inc. (2.2%)	Communications equipment

UnitedHealth Group, Inc. (2.0%)	Health-care services

Johnson & Johnson (2.0%)	Pharmaceuticals

Apple Computer, Inc. (1.8%)	Computers

Black & Decker Manufacturing Co. (1.6%)	Consumer cyclicals

Home Depot, Inc. (The) (1.6%)	Retail

Microsoft Corp. (1.6%)	Software

PepsiCo, Inc. (1.5%)	Beverage

Exxon Mobil Corp. (1.5%)	Oil and gas

the pivotal back-to-school shopping season, the prices of holdings such as American Eagle Outfitters and Michaels Stores dropped sharply in September before rebounding somewhat toward the end of the period. We continue to hold these positions because of our favorable views of their valuation characteristics and continuing growth potential.

Given the market’s fears about the potential impact of rising interest rates on new home purchases, positions in the stocks of homebuilders also suffered during the period. Our holdings in NVR and Toll Brothers, for example, underperformed throughout much of the period. We continue to hold these companies because we believe the structural business advantages they possess relative to competitors can outweigh the expected cyclical downturn in new-home construction.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

While there are various viewpoints about when the Fed rate-tightening cycle will end, the market currently appears to reflect an expectation that rate increases will not continue beyond early 2006. If that expectation proves true against the backdrop of continuing low inflation and solid growth in the gross domestic product, we believe the environment for stocks -- particularly growth stocks -- may be quite favorable.

As we move into 2006, we believe the technology-stock bubble of the late 1990s will have completely deflated. As a result, we believe that technology stocks will likely return to a normal level of volatility and earnings growth potential relative to the market as a whole. Given these developments, we believe our focus on quality growth opportunities at reasonable valuations will help us uncover attractive investment potential among mid- and small-cap technology companies. We are also upbeat about the prospects for well-run, “old economy” industrial companies. Many of these firms are now reaping the benefits of the substantial technology investments they made over the past few years.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of fluctuations in the value of your investment.

Your fund’s performance

This section shows your fund’s performance during the first half of its fiscal year, which ended December 31, 2005. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance

Total return for periods ended 12/31/05

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(8/31/90)		(3/1/93)		(7/26/99)		(12/1/94)		(1/21/03)	(7/19/94)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	14.25%	13.85%	13.41%	13.41%	13.39%	13.39%	13.65%	13.41%	13.97%	14.46%

10 years	64.90	56.23	53.45	53.45	52.97	52.97	56. 84	51.77	60.96	69.08
Annual average	5.13	4.56	4.37	4.37	4.34	4.34	4.60	4.26	4.87	5.39

5 years	-22.11	-26.20	-24.98	-26.48	-24.99	-24.99	-24.03	-26.49	-23.02	-21.13
Annual average	-4.87	-5.90	-5.59	-5.97	-5.59	-5.59	-5.35	-5.97	-5.10	-4.64

3 years	60.60	52.15	56.98	53.98	56.99	56.99	58.20	53.05	59.55	61.79
Annual average	17.11	15.02	16.22	15.48	16.22	16.22	16.52	15.24	16.85	17.40

1 year	9.95	4.17	9.11	4.11	9.12	8.12	9.40	5.83	9.67	10.23

6 months	9.76	3.99	9.32	4.32	9.34	8.34	9.45	5.91	9.62	9.87

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.25% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase.

Comparative index returns

For periods ended 12/31/05

		Lipper Multi-Cap
	Russell 3000	Growth Funds
	Growth Index	category average*

Annual average
(life of fund)	9.86%	11.89%

10 years	87.39	125.35
Annual average	6.48	7.86

5 years	-14.81	-9.83
Annual average	-3.15	-2.72

3 years	47.28	65.27
Annual average	13.78	18.09

1 year	5.17	8.80

6 months	7.19	10.53

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month and 1-, 3-, 5-, and 10-year periods ended 12/31/05, there were 426, 409, 358, 279, and 89 funds, respectively, in this Lipper category.

Fund price and distribution* information

For the six-month period ended 12/31/05

	Class A		Class B	Class C	Class M		Class R	Class Y

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

6/30/05	$41.60	$43.91	$37.45	$39.73	$39.14	$40.45	$41.38	$42.97

12/31/05	45.66	48.19	40.94	43.44	42.84	44.28	45.36	47.21

* The fund made no distributions during the period.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam New Opportunities Fund from July 1, 2005, to December 31, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 6.03	$ 9.97	$ 9.97	$ 8.66	$ 7.34	$ 4.71

Ending value (after expenses)	$1,097.60	$1,093.20	$1,093.40	$1,094.50	$1,096.20	$1,098.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 12/31/05. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended December 31, 2005, use the calculation method below. To find the value of your investment on July 1, 2005, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 07/01/2005 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 5.80	$ 9.60	$ 9.60	$ 8.34	$ 7.07	$ 4.53

Ending value (after expenses)	$1,019.46	$1,015.68	$1,015.68	$1,016.94	$1,018.20	$1,020.72

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 12/31/05. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund's annualized
expense ratio	1.14%	1.89%	1.89%	1.64%	1.39%	0.89%

Average annualized expense
ratio for Lipper peer group*	1.54%	2.29%	2.29%	2.04%	1.79%	1.29%

* Simple average of the expenses of all front-end load funds in the fund’s Lipper peer group, calculated in accordance with Lipper’s standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund’s expenses for its most recent fiscal year available to Lipper as of 12/31/05. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund’s expenses to the simple average, which typically is higher than the asset-weighted average.

Your fund’s portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Turnover comparisons

Percentage of holdings that change every year

	2005	2004	2003	2002	2001

Putnam New Opportunities Fund	97%	61%	42%	77%	68%

Lipper Multi-Cap Growth Funds
category average	116%	148%	155%	149%	186%

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on June 30. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2005 is based on information available as of 12/31/05.

Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Overall Morningstar Risk.

Your fund’s Overall Morningstar® Risk

Your fund’s Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund’s Overall Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of December 31, 2005. A higher Overall Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Overall Morningstar Risk by assessing variations in the fund’s monthly returns -- with an emphasis on downside variations -- over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund’s Overall Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Mid-Cap Growth and Small and Emerging Growth teams. Kevin Divney is the Portfolio Leader and Brian DeChristopher and Richard Weed are Portfolio Members of your fund. The Portfolio Leader and Portfolio Members coordinate the teams’ management of the fund.

For a complete listing of the members of the Putnam Mid-Cap Growth and Small and Emerging Growth teams, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Fund ownership by the Portfolio Leader and Portfolio Members

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund (in dollar ranges). Information shown is as of December 31, 2005, and December 31, 2004.

			$1 -	$10,001 -	$50,001 -	$100,001 -	$500,001 -	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Kevin Divney	2005	*

Portfolio Leader	2004	*

Brian DeChristopher	2005			*

Portfolio Member	N/A

Richard Weed	2005	*

Portfolio Member	2004	*

N/A indicates the individual was not a Portfolio Leader or Portfolio Member as of 12/31/04.

Fund manager compensation

The total 2004 fund manager compensation that is attributable to your fund is approximately $1,800,000. This amount includes a portion of 2004 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2004 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund’s broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2004, the calculation reflects annualized 2004 compensation or an estimate of 2005 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

Kevin Divney is also a Portfolio Leader of Putnam Vista Fund.

Brian DeChristopher is also a Portfolio Member of Putnam Vista Fund.

Richard Weed is also a Portfolio Leader of Putnam Discovery Growth Fund, Putnam OTC & Emerging Growth Fund, and Putnam Small Cap Growth Fund.

Kevin Divney, Brian DeChristopher, and Richard Weed may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

During the year ended December 31, 2005, Brian DeChristopher became a Portfolio Member of your fund, following the departure of Portfolio Leader Paul Marrkand.

Fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in the fund (in dollar ranges). Information shown is as of December 31, 2005, and December 31, 2004.

			$1 -	$10,001 -	$50,001-	$100,001
	Year	$0	$10,000	$50,000	$100,000	and over

Philippe Bibi	2005				*

Chief Technology Officer	2004	*

Joshua Brooks	2005	*

Deputy Head of Investments	N/A

William Connolly	2005			*

Head of Retail Management	N/A

Kevin Cronin	2005					*

Head of Investments	2004					*

Charles Haldeman, Jr.	2005			*

President and CEO	2004			*

Amrit Kanwal	2005			*

Chief Financial Officer	2004			*

Steven Krichmar	2005	*

Chief of Operations	2004	*

Francis McNamara, III	2005		*

General Counsel	2004		*

Richard Robie, III	2005	*

Chief Administrative Officer	2004	*

Edward Shadek	2005	*

Deputy Head of Investments	N/A

Sandra Whiston	2005	*

Head of Institutional Management	N/A

N/A indicates the individual was not a member of Putnam's Executive Board as of 12/31/04.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.25% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to eligible purchasers, including eligible defined contribution plans or corporate IRAs.

Comparative indexes

Citigroup World Government Bond Index is an unmanaged index of global investment-grade fixed-income securities.

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

Russell Midcap Growth Index is an unmanaged index of those companies in the Russell Midcap Index chosen for their growth orientation.

Russell 3000 Growth Index is an unmanaged index of those companies in the broad-market Russell 3000 Index chosen for their growth orientation.

S&P 500/Barra Value Index is an unmanaged capitalization-weighted index of large-cap stocks chosen for their value orientation.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Lipper rankings are based on total return at net asset value and do not reflect sales charges. Funds are ranked among other funds with similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months beginning in March and ending in June 2005, the Contract Committee met five times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund’s management contract, effective July 1, 2005.

This approval was based on the following conclusions:

* That the fee schedule currently in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

* That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Model fee schedules and categories; total expenses

The Trustees’ review of the management fees and total expenses of the Putnam funds focused on three major themes:

* Consistency. The Trustees, working in cooperation with Putnam Management, have developed and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund’s management fee is consistent with the fees for similar funds in the

Putnam family of funds and compares favorably with fees paid by competitive funds sponsored by other investment advisors. Under this approach, each Putnam fund is assigned to one of several fee categories based on a combination of factors, including competitive fees and perceived difficulty of management, and a common fee schedule is implemented for all funds in a given fee category. The Trustees reviewed the model fee schedule then in effect for your fund, including fee levels and breakpoints, and the assignment of the fund to a particular fee category under this structure. (“Breakpoints” refer to reductions in fee rates that apply to additional assets once specified asset levels are reached.) The Trustees concluded that no changes should be made in the fund’s current fee schedule at this time.

* Competitiveness. The Trustees also reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 7th percentile in management fees and in the 7th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2004 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. They noted that such expense ratio increases were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2006. The Trustees expressed their intention to monitor this information closely to ensure that fees and expenses of the Putnam funds continue to meet evolving competitive standards.

* Economies of scale. The Trustees concluded that the fee schedule currently in effect for your fund represents an appropriate sharing of economies of scale at current asset levels. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. The Trustees examined the existing breakpoint structure of the Putnam funds’ management fees in light of competitive industry practices. The Trustees considered various possible modifica-tions to the Putnam funds’ current breakpoint structure, but ultimately concluded that the current breakpoint structure continues to serve the interests of fund shareholders. Accordingly, the Trustees continue to believe that the fee schedules currently in effect for the funds represent an appropriate sharing of economies of scale at current asset levels. The Trustees noted that signifi-cant redemptions in many Putnam funds, together with significant changes in the cost structure of Putnam Management, have altered the economics of Putnam Management’s business in significant ways. In view of these changes, the Trustees intend to consider whether a greater sharing of the economies of scale by fund shareholders would be appropriate if and when aggregate assets in the Putnam funds begin to experience meaningful growth.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the funds’ investment process and performance by the work of the Investment Oversight Committees of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process - as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel - but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund’s performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Multi-Cap Growth Funds) for the one-, three-, and five-year periods ended December 31, 2004 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

56th	64th	81st

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three-, and five-year periods ended December 31, 2004, there were 418, 343, and 223 funds, respectively, in your fund’s Lipper peer group. Past performance is no guarantee of future performance.)* The Trustees noted the disappointing performance for your fund for the five-year period ended December 31, 2004. In this regard, the Trustees considered that, over the last year, Putnam Management has clarified the fund’s investment philosophy and made changes to the investment team. In addition, the fund has adopted a redesigned investment process which incorporates a blend of quantitative techniques and fundamental analysis.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees believe that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment advisor for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage is earmarked to pay for research services that may be utilized by a fund’s investment advisor, subject to the obligation to seek best execution. The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage, which pertains mainly to funds investing in equity securities, represent assets of the funds that should be used for the benefit of fund shareholders. This area has been marked by significant change in recent years. In July 2003, acting upon the Contract Committee’s recommendation, the Trustees directed that allocations of brokerage to reward firms that sell fund shares be discontinued no later than December 31, 2003. In addition, commencing in 2004, the allocation of brokerage commissions by Putnam Management to acquire research services from third-party service providers has been significantly reduced, and

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Multi-Cap Growth Funds category for the one-, five-, and ten-year periods ended December 31, 2005, were 40th, 73rd, and 79th, respectively. Over the one-, five-, and ten-year periods ended December 31, 2005, the fund ranked 163rd out of 409 funds, 203rd out of 279 funds, and 71st out of 89 funds, respectively. The Trustees did not consider this information in approving the continuance of your fund’s management contract.

continues at a modest level only to acquire research that is customarily not available for cash. The Trustees will continue to monitor the allocation of the funds’ brokerage to ensure that the principle of “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but have not relied on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the public reference room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.

The fund’s portfolio 12/31/05 (Unaudited)

COMMON STOCKS (100.2%)*

	Shares	Value

Aerospace and Defense (3.7%)
Boeing Co. (The)	1,207,300	$84,800,752
L-3 Communications Holdings, Inc.	424,500	31,561,575
Lockheed Martin Corp.	584,800	37,210,824
Precision Castparts Corp.	319,900	16,574,019
Raytheon Co.	699,400	28,080,910
Rockwell Collins, Inc.	403,900	18,769,233
		216,997,313

Automotive (0.4%)
Oshkosh Truck Corp.	560,600	24,997,154

Banking (1.7%)
Commerce Bancorp, Inc.	452,700	15,577,407
UnionBanCal Corp.	314,600	21,619,312
Washington Mutual, Inc.	787,583	34,259,861
Zions Bancorp.	387,800	29,302,168
		100,758,748

Beverage (2.0%)
Fomento Economico Mexicano SA
de CV ADR (Mexico)	175,900	12,754,509
Pepsi Bottling Group, Inc. (The)	495,100	14,164,811
PepsiCo, Inc.	1,509,400	89,175,352
		116,094,672

Biotechnology (2.9%)
Affymetrix, Inc. †	330,600	15,786,150
Amgen, Inc. †	774,100	61,045,526
Celgene Corp. †	423,300	27,429,840
Genzyme Corp. †	758,700	53,700,786
Invitrogen Corp. †	178,800	11,915,232
		169,877,534

Broadcasting (0.6%)
XM Satellite Radio Holdings, Inc. Class A †	1,212,120	33,066,634

Building Materials (0.2%)
USG Corp. †	138,100	8,976,500

Coal (0.2%)
CONSOL Energy, Inc.	180,600	11,771,508

Commercial and Consumer Services (4.3%)
Administaff, Inc.	605,600	25,465,480
Corporate Executive Board Co. (The)	793,200	71,150,040
Google, Inc. Class A †	207,200	85,958,992
IAC/InterActiveCorp. †	1,213,800	34,362,678

COMMON STOCKS (100.2%)* continued

	Shares	Value

Commercial and Consumer Services continued
Monster Worldwide, Inc. †	466,000	$19,022,120
Robert Half International, Inc.	492,100	18,645,669
		254,604,979

Communications Equipment (4.2%)
Cisco Systems, Inc. †	7,481,600	128,084,992
Comtech Telecommunications Corp. †	419,300	12,805,422
F5 Networks, Inc. †	310,600	17,763,214
Harris Corp.	646,600	27,810,266
Nokia OYJ ADR (Finland)	717,900	13,137,570
Scientific-Atlanta, Inc.	1,095,100	47,165,957
		246,767,421

Computers (5.1%)
Anixter International, Inc.	521,300	20,393,256
Apple Computer, Inc. †	1,485,400	106,785,406
Dell, Inc. †	800,200	23,997,998
EMC Corp. †	1,426,800	19,433,016
Emulex Corp. †	204,200	4,041,118
Hewlett-Packard Co.	447,100	12,800,473
Intergraph Corp. †	500,600	24,934,886
j2 Global Communications, Inc. †	412,600	17,634,524
Micros Systems, Inc. †	252,000	12,176,640
NCR Corp. †	269,000	9,129,860
Network Appliance, Inc. †	814,700	21,996,900
Western Digital Corp. †	1,218,363	22,673,735
		295,997,812

Conglomerates (0.2%)
Danaher Corp.	258,300	14,407,974

Consumer Cyclicals (2.0%)
Black & Decker Manufacturing Co.	1,099,600	95,621,216
Harman International Industries, Inc.	192,000	18,787,200
		114,408,416

Consumer Finance (1.4%)
Capital One Financial Corp.	475,000	41,040,000
CompuCredit Corp. †	430,900	16,581,032
Countrywide Financial Corp.	704,300	24,080,017
		81,701,049

Consumer Goods (1.3%)
Energizer Holdings, Inc. †	338,200	16,838,978
Newell Rubbermaid, Inc.	413,300	9,828,274
Procter & Gamble Co. (The)	871,300	50,430,844
		77,098,096

COMMON STOCKS (100.2%)* continued

	Shares	Value

Consumer Services (1.7%)
Alliance Data Systems Corp. †	1,427,900	$50,833,240
Ceridian Corp. †	383,900	9,539,915
Getty Images, Inc. †	312,800	27,923,656
Labor Ready, Inc. †	646,700	13,464,294
		101,761,105

Electrical Equipment (0.5%)
WESCO International, Inc. †	740,240	31,630,455

Electronics (5.4%)
Arrow Electronics, Inc. †	529,700	16,966,291
Avnet, Inc. †	925,200	22,149,288
Freescale Semiconductor, Inc. Class A †	877,700	22,109,263
Intel Corp.	5,373,500	134,122,559
Komag, Inc. †	499,900	17,326,534
Microchip Technology, Inc.	282,500	9,082,375
Motorola, Inc.	1,038,800	23,466,492
National Semiconductor Corp.	399,600	10,381,608
Silicon Laboratories, Inc. †	486,400	17,831,424
Texas Instruments, Inc.	1,338,000	42,909,660
		316,345,494

Energy (2.8%)
Cal Dive International, Inc. †	745,800	26,766,762
Cooper Cameron Corp. †	2,072,000	85,780,800
Pride International, Inc. †	848,500	26,091,375
Superior Energy Services †	627,900	13,217,295
Unit Corp. †	253,600	13,955,608
		165,811,840

Entertainment (0.4%)
Dreamworks Animation SKG, Inc. Class A †	900,000	22,104,000

Environmental (0.2%)
Clean Harbors, Inc. †	419,300	12,080,033

Financial (1.9%)
American Express Co.	389,600	20,048,816
Chicago Mercantile Exchange Holdings, Inc. (The)	46,600	17,125,034
Moody’s Corp.	1,228,000	75,423,760
		112,597,610

Food (0.7%)
Archer Daniels Midland Co.	1,606,500	39,616,290

Forest Products and Packaging (0.3%)
Crown Holdings, Inc. †	765,000	14,940,450

Gaming & Lottery (0.4%)
GTECH Holdings Corp.	682,300	21,656,202

COMMON STOCKS (100.2%)* continued

	Shares	Value

Health Care Services (5.6%)
AmerisourceBergen Corp.	528,300	$21,871,620
Coventry Health Care, Inc. †	154,700	8,811,712
Express Scripts, Inc. †	507,900	42,562,020
McKesson Corp.	1,163,400	60,019,806
UnitedHealth Group, Inc.	1,921,100	119,377,154
WellPoint, Inc. †	969,100	77,324,489
		329,966,801

Homebuilding (1.6%)
NVR, Inc. †	69,100	48,508,200
Toll Brothers, Inc. †	814,100	28,200,424
William Lyon Homes, Inc. †	144,700	14,600,230
		91,308,854

Insurance (2.1%)
Everest Re Group, Ltd. (Barbados)	267,500	26,843,625
HCC Insurance Holdings, Inc.	566,400	16,810,752
Selective Insurance Group	294,800	15,653,880
W.R. Berkley Corp.	977,450	46,546,169
Zenith National Insurance Corp.	347,250	16,015,170
		121,869,596

Investment Banking/Brokerage (2.7%)
Bear Stearns Cos., Inc. (The)	462,400	53,421,072
Calamos Asset Management, Inc. Class A	343,900	10,815,655
Eaton Vance Corp.	295,200	8,076,672
Goldman Sachs Group, Inc. (The)	244,800	31,263,408
Lazard, Ltd. Class A (Bermuda)	656,000	20,926,400
Lehman Brothers Holdings, Inc.	258,800	33,170,396
		157,673,603

Lodging/Tourism (0.4%)
Choice Hotels International, Inc.	534,700	22,329,072

Machinery (0.9%)
Cummins, Inc.	293,800	26,362,674
Terex Corp. †	118,200	7,021,080
Timken Co.	650,000	20,813,000
		54,196,754

Manufacturing (0.4%)
Mettler-Toledo International, Inc.
(Switzerland) †	433,000	23,901,600

Medical Technology (7.9%)
Bausch & Lomb, Inc.	299,400	20,329,260
Becton, Dickinson and Co.	716,100	43,023,288
C.R. Bard, Inc.	718,600	47,370,112
Charles River Laboratories International, Inc. †	303,000	12,838,110
Dade Behring Holdings, Inc.	727,800	29,759,742

COMMON STOCKS (100.2%)* continued

	Shares	Value

Medical Technology continued
Haemonetics Corp. †	452,200	$22,094,492
Kinetic Concepts, Inc. †	785,900	31,247,384
Medtronic, Inc.	770,700	44,369,199
Millipore Corp. †	384,600	25,398,984
Respironics, Inc. †	977,400	36,232,218
St. Jude Medical, Inc. †	1,528,100	76,710,620
Sybron Dental Specialties, Inc. †	320,400	12,755,124
Varian Medical Systems, Inc. †	1,007,100	50,697,414
Waters Corp. †	294,100	11,116,980
		463,942,927

Metals (1.8%)
Century Aluminum Co. †	390,200	10,227,142
Phelps Dodge Corp.	561,100	80,725,457
Steel Dynamics, Inc.	406,300	14,427,713
		105,380,312

Oil & Gas (5.2%)
Amerada Hess Corp.	56,000	7,101,920
Burlington Resources, Inc.	739,600	63,753,520
Exxon Mobil Corp.	1,532,700	86,091,759
Frontier Oil Corp.	1,105,700	41,496,921
KCS Energy, Inc. †	588,100	14,243,782
Noble Energy, Inc.	363,300	14,640,990
Southwestern Energy Co. †	268,600	9,653,484
Sunoco, Inc.	256,000	20,065,280
Tesoro Petroleum Corp.	401,300	24,700,015
Valero Energy Corp.	494,800	25,531,680
		307,279,351

Pharmaceuticals (5.7%)
Allergan, Inc.	518,100	55,934,076
Barr Pharmaceuticals, Inc. †	1,212,150	75,504,824
Caremark Rx, Inc. †	546,000	28,277,340
Cephalon, Inc. †	673,000	43,570,020
Johnson & Johnson	1,914,400	115,055,440
Medicis Pharmaceutical Corp. Class A	146,700	4,701,735
Mylan Laboratories, Inc.	515,900	10,297,364
		333,340,799

Publishing (0.9%)
McGraw-Hill Companies, Inc. (The)	723,800	37,369,794
R. H. Donnelley Corp. †	294,300	18,134,766
		55,504,560

Railroads (0.6%)
Canadian National Railway Co. (Canada)	433,500	34,675,665

COMMON STOCKS (100.2%)* continued

	Shares	Value

Real Estate (0.4%)
Brookfield Homes Corp.	64,500	$3,207,585
CB Richard Ellis Group, Inc. Class A †	327,700	19,285,145
		22,492,730

Restaurants (0.6%)
Darden Restaurants, Inc.	605,300	23,534,064
Panera Bread Co. †	133,800	8,787,984
		32,322,048

Retail (7.4%)
Advance Auto Parts, Inc. †	407,800	17,722,988
American Eagle Outfitters, Inc.	2,754,000	63,286,920
Barnes & Noble, Inc.	463,600	19,781,812
Best Buy Co., Inc.	1,327,801	57,732,787
Claire’s Stores, Inc.	71,300	2,083,386
Coldwater Creek, Inc. †	527,550	16,106,102
Guess ?, Inc. †	97,700	3,478,120
Home Depot, Inc. (The)	2,346,700	94,994,416
Lowe’s Cos., Inc.	312,100	20,804,586
Michaels Stores, Inc.	1,341,900	47,463,003
Pantry, Inc. (The) †	255,600	12,010,644
Staples, Inc.	3,521,050	79,963,046
		435,427,810

Semiconductor (0.6%)
Lam Research Corp. †	654,800	23,363,264
Photronics, Inc. †	727,900	10,962,174
		34,325,438

Software (6.9%)
Adobe Systems, Inc.	1,957,700	72,356,592
Amdocs, Ltd. (Guernsey) †	342,800	9,427,000
Autodesk, Inc.	478,700	20,560,165
BMC Software, Inc. †	729,700	14,951,553
Citrix Systems, Inc. †	2,035,600	58,584,568
Cognos, Inc. (Canada) †	314,000	10,898,940
McAfee, Inc. †	1,859,700	50,453,661
Microsoft Corp.	3,559,000	93,067,850
MicroStrategy, Inc. †	278,200	23,018,268
Symantec Corp. †	2,937,700	51,409,750
		404,728,347

Technology Services (1.1%)
Accenture, Ltd. Class A (Bermuda)	429,000	12,385,230
Global Payments, Inc.	640,200	29,839,722
Ingram Micro, Inc. Class A †	623,600	12,428,348
Unova, Inc. †	289,800	9,795,240
		64,448,540

COMMON STOCKS (100.2%)* continued

	Shares	Value
Telecommunications (1.0%)
Brightpoint, Inc. †	408,700	$11,333,251
Earthlink, Inc. †	2,380,771	26,450,366
Nextel Partners, Inc. Class A †	715,000	19,977,100
		57,760,717

Textiles (1.6%)
NIKE, Inc. Class B	929,700	80,688,663
Phillips-Van Heusen Corp.	455,300	14,751,720
		95,440,383

Tire & Rubber (0.3%)
Goodyear Tire & Rubber Co. (The) †	1,084,900	18,855,562

Total common stocks (cost $5,025,450,399)		$5,873,240,758

SHORT-TERM INVESTMENTS (0.1%)* (cost $6,553,198)

	Shares	Value
Putnam Prime Money Market Fund (e)	6,553,198	$6,553,198

TOTAL INVESTMENTS
Total investments (cost $5,032,003,597)		$5,879,793,956

* Percentages indicated are based on net assets of $5,861,962,100.

† Non-income-producing security.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

ADR after the name of a foreign holding stands for American Depository Receipts, representing ownership of foreign securities on deposit with a custodian bank.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 12/31/05 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $5,025,450,399)	$ 5,873,240,758
Affiliated issuers (identified cost $6,553,198) (Note 5)	6,553,198

Cash	78,740

Dividends, interest and other receivables	3,853,223

Receivable for shares of the fund sold	635,482

Receivable for securities sold	10,368,930

Total assets	5,894,730,331

LIABILITIES

Payable for securities purchased	2,757,361

Payable for shares of the fund repurchased	15,527,680

Payable for compensation of Manager (Notes 2 and 5)	7,809,509

Payable for investor servicing and custodian fees (Note 2)	1,330,436

Payable for Trustee compensation and expenses (Note 2)	920,728

Payable for administrative services (Note 2)	5,804

Payable for distribution fees (Note 2)	3,603,564

Other accrued expenses	813,149

Total liabilities	32,768,231

Net assets	$ 5,861,962,100

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$ 9,291,574,722

Accumulated net investment loss (Note 1)	(9,945,541)

Accumulated net realized loss on investments
and foreign currency transactions (Note 1)	(4,267,457,440)

Net unrealized appreciation of investments	847,790,359

Total -- Representing net assets applicable to capital shares outstanding	$ 5,861,962,100

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($4,569,038,087 divided by 100,077,206 shares)	$45.66

Offering price per class A share
(100/94.75 of $45.66)*	$48.19

Net asset value and offering price per class B share
($722,950,276 divided by 17,658,393 shares)**	$40.94

Net asset value and offering price per class C share
($43,243,669 divided by 995,484 shares)**	$43.44

Net asset value and redemption price per class M share
($97,457,596 divided by 2,274,988 shares)	$42.84

Offering price per class M share
(100/96.75 of $42.84)*	$44.28

Net asset value, offering price and redemption price per class R share
($457,773 divided by 10,093 shares)	$45.36

Net asset value, offering price and redemption price per class Y share
($428,814,699 divided by 9,083,100 shares)	$47.21

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 12/31/05 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $28,927)	$ 24,626,028

Interest (including interest income of $811,301
from investments in affiliated issuers) (Note 5)	883,262

Total investment income	25,509,290

EXPENSES

Compensation of Manager (Note 2)	15,885,670

Investor servicing fees (Note 2)	9,646,296

Custodian fees (Note 2)	140,725

Trustee compensation and expenses (Note 2)	77,901

Administrative services (Note 2)	35,958

Distribution fees -- Class A (Note 2)	5,837,729

Distribution fees -- Class B (Note 2)	3,815,318

Distribution fees -- Class C (Note 2)	218,164

Distribution fees -- Class M (Note 2)	382,301

Distribution fees -- Class R (Note 2)	779

Other	923,667

Non-recurring costs (Notes 2 and 6)	49,331

Costs assumed by Manager (Notes 2 and 6)	(49,331)

Fees waived and reimbursed by Manager (Note 5)	(28,957)

Total expenses	36,935,551

Expense reduction (Note 2)	(1,480,720)

Net expenses	35,454,831

Net investment loss	(9,945,541)

Net realized gain on investments (Notes 1 and 3)	367,383,727

Net realized loss on futures contracts (Note 1)	(236,392)

Net realized gain on foreign currency transactions (Note 1)	17,748

Net unrealized appreciation of assets and liabilities
in foreign currencies during the period	552

Net unrealized appreciation of investments
and futures contracts during the period	193,885,629

Net gain on investments	561,051,264

Net increase in net assets resulting from operations	$551,105,723

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS

	Six months ended	Year ended
	12/31/05*	6/30/05

Operations:
Net investment loss	$ (9,945,541)	$ (3,165,647)

Net realized gain on investments
and foreign currency transactions	367,165,083	898,294,344

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	193,886,181	(506,149,683)

Net increase in net assets resulting from operations	551,105,723	388,979,014

Redemption fees (Note 1)	3,638	13,971

Decrease from capital share transactions (Note 4)	(676,697,061)	(2,191,303,347)

Total decrease in net assets	(125,587,700)	(1,802,310,362)

NET ASSETS

Beginning of period	5,987,549,800	7,789,860,162

End of period (including accumulated net investment
loss of $9,945,541 and $--, respectively)	$5,861,962,100	$5,987,549,800

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS A

	Six months ended**			Year ended
	12/31/05	6/30/05	6/30/04	6/30/03	6/30/02	6/30/01

Net asset value,
beginning of period	$41.60	$38.96	$32.79	$32.28	$47.97	$96.61

Investment operations:
Net investment
income (loss)(a)	(.05)(d)	.03(d,f,g)	(.19)(d)	(.17)	(.22)	(.37)

Net realized and unrealized
gain (loss) on investments	4.11	2.61	6.36	.68	(15.47)	(38.81)

Total from
investment operations	4.06	2.64	6.17	.51	(15.69)	(39.18)

Less distributions:
From net realized gain
on investments	--	--	--	--	--	(9.46)

Total distributions	--	--	--	--	--	(9.46)

Redemption fees	--(e)	--(e)	--(e)	--	--	--

Net asset value,
end of period	$45.66	$41.60	$38.96	$32.79	$32.28	$47.97

Total return at
net asset value (%)(b)	9.76*	6.78(g)	18.82	1.58	(32.71)	(43.10)

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(in thousands)	$4,569,038	$4,650,755	$5,075,005	$6,262,164	$7,683,016	$12,595,034

Ratio of expenses to
average net assets (%)(c)	.57*(d)	1.12(d)	1.09(d)	1.09	.98	.89

Ratio of net investment
income (loss) to average
net assets (%)	(.12)*(d)	.07(d,f,g)	(.52)(d)	(.57)	(.57)	(.55)

Portfolio turnover (%)	30.97*	97.25	60.86	42.43	76.67	67.74

* Not annualized.

** Unaudited.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended December 31, 2005, June 30, 2005 and June 30, 2004 reflect a reduction of less than 0.01% of average net assets for class A shares (Note 5).

(e) Amount represents less than $0.01 per share.

(f) Reflects a special dividend which amounted to $0.15 per share and 0.39% of average net assets.

(g) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to $0.02 per share and 0.05% of average net assets for class A shares (Note 6).

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS B

	Six months ended**			Year ended
	12/31/05	6/30/05	6/30/04	6/30/03	6/30/02	6/30/01

Net asset value,
beginning of period	$37.45	$35.34	$29.96	$29.72	$44.50	$91.07

Investment operations:
Net investment loss (a)	(.20)(d)	(.24)(d,f,g)	(.43)(d)	(.36)	(.48)	(.77)

Net realized and unrealized
gain (loss) on investments	3.69	2.35	5.81	.60	(14.30)	(36.34)

Total from
investment operations	3.49	2.11	5.38	.24	(14.78)	(37.11)

Less distributions:
From net realized gain
on investments	--	--	--	--	--	(9.46)

Total distributions	--	--	--	--	--	(9.46)

Redemption fees	--(e)	--(e)	--(e)	--	--	--

Net asset value,
end of period	$40.94	$37.45	$35.34	$29.96	$29.72	$44.50

Total return at
net asset value (%)(b)	9.32*	5.97(g)	17.96	.81	(33.21)	(43.48)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$722,950	$784,295	$1,674,238	$1,850,775	$2,739,100	$6,137,938

Ratio of expenses to
average net assets (%)(c)	.95*(d)	1.87(d)	1.84(d)	1.84	1.73	1.53

Ratio of net investment loss
to average net assets (%)	(.50)*(d)	(.68)(d,f,g)	(1.27)(d)	(1.33)	(1.32)	(1.19)

Portfolio turnover (%)	30.97*	97.25	60.86	42.43	76.67	67.74

* Not annualized.

** Unaudited.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended December 31, 2005, June 30, 2005 and June 30, 2004 reflect a reduction of less than 0.01% of average net assets for class B shares (Note 5).

(e) Amount represents less than $0.01 per share.

(f) Reflects a special dividend which amounted to $0.15 per share and 0.42% of average net assets.

(g) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.04% of average net assets for class B shares (Note 6).

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS C

	Six months ended**			Year ended
	12/31/05	6/30/05	6/30/04	6/30/03	6/30/02	6/30/01

Net asset value,
beginning of period	$39.73	$37.49	$31.79	$31.53	$47.21	$95.94

Investment operations:
Net investment loss (a)	(.21)(d)	(.25)(d,f,g)	(.45)(d)	(.37)	(.50)	(.82)

Net realized and unrealized
gain (loss) on investments	3.92	2.49	6.15	.63	(15.18)	(38.45)

Total from
investment operations	3.71	2.24	5.70	.26	(15.68)	(39.27)

Less distributions:
From net realized gain
on investments	--	--	--	--	--	(9.46)

Total distributions	--	--	--	--	--	(9.46)

Redemption fees	--(e)	--(e)	--(e)	--	--	--

Net asset value,
end of period	$43.44	$39.73	$37.49	$31.79	$31.53	$47.21

Total return at
net asset value (%)(b)	9.34*	5.98(g)	17.93	.83	(33.21)	(43.53)

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(in thousands)	$43,244	$42,827	$55,005	$64,015	$79,149	$136,417

Ratio of expenses to
average net assets (%)(c)	.95*(d)	1.87(d)	1.84(d)	1.84	1.73	1.64

Ratio of net investment loss
to average net assets (%)	(.50)*(d)	(.68)(d,f,g)	(1.27)(d)	(1.32)	(1.32)	(1.29)

Portfolio turnover (%)	30.97*	97.25	60.86	42.43	76.67	67.74

* Not annualized.

** Unaudited.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended December 31, 2005, June 30, 2005 and June 30, 2004 reflect a reduction of less than 0.01% of average net assets for class C shares (Note 5).

(e) Amount represents less than $0.01 per share.

(f) Reflects a special dividend which amounted to $0.15 per share and 0.40% of average net assets.

(g) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to $0.02 per share and 0.05% of average net assets for class C shares (Note 6).

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS M

	Six months ended**			Year ended
	12/31/05	6/30/05	6/30/04	6/30/03	6/30/02	6/30/01

Net asset value,
beginning of period	$39.14	$36.83	$31.15	$30.82	$46.03	$93.63

Investment operations:
Net investment loss (a)	(.15)(d)	(.16)(d,f,g)	(.36)(d)	(.30)	(.40)	(.69)

Net realized and unrealized
gain (loss) on investments	3.85	2.47	6.04	.63	(14.81)	(37.45)

Total from
investment operations	3.70	2.31	5.68	.33	(15.21)	(38.14)

Less distributions:
From net realized gain
on investments	--	--	--	--	--	(9.46)

Total distributions	--	--	--	--	--	(9.46)

Redemption fees	--(e)	--(e)	--(e)	--	--	--

Net asset value,
end of period	$42.84	$39.14	$36.83	$31.15	$30.82	$46.03

Total return at
net asset value (%)(b)	9.45*	6.27(g)	18.24	1.07	(33.04)	(43.38)

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(in thousands)	$97,458	$104,545	$134,157	$171,675	$223,964	$411,251

Ratio of expenses to
average net assets (%)(c)	.83*(d)	1.62(d)	1.59(d)	1.59	1.48	1.39

Ratio of net investment loss
to average net assets (%)	(.37)*(d)	(.43)(d,f,g)	(1.02)(d)	(1.07)	(1.07)	(1.05)

Portfolio turnover (%)	30.97*	97.25	60.86	42.43	76.67	67.74

* Not annualized.

** Unaudited.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended December 31, 2005, June 30, 2005 and June 30, 2004 reflect a reduction of less than 0.01% of average net assets for class M shares (Note 5).

(e) Amount represents less than $0.01 per share.

(f) Reflects a special dividend which amounted to $0.15 per share and 0.40% of average net assets.

(g) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to $0.02 per share and 0.05% of average net assets for class M shares (Note 6).

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS R

				Period
	Six months ended**	Year ended		1/21/03† -
	12/31/05	6/30/05	6/30/04	6/30/03

Net asset value,
beginning of period	$41.38	$38.85	$32.76	$28.90

Investment operations:
Net investment loss (a)	(.09)(d)	(.09)(d,f,g)	(.27)(d)	(.10)

Net realized and unrealized
gain on investments	4.07	2.62	6.36	3.96

Total from
investment operations	3.98	2.53	6.09	3.86

Redemption fees	--(e)	--(e)	--(e)	--

Net asset value,
end of period	$45.36	$41.38	$38.85	$32.76

Total return at
net asset value (%)(b)	9.62*	6.51(g)	18.59	13.36*

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(in thousands)	$458	$184	$25	$1

Ratio of expenses to
average net assets (%)(c)	.70*(d)	1.37(d)	1.34(d)	.59*

Ratio of net investment loss
to average net assets (%)	(.21)*(d)	(.23)(d,f,g)	(.76)(d)	(.36)*

Portfolio turnover (%)	30.97*	97.25	60.86	42.43

† Commencement of operations.

* Not annualized.

** Unaudited.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended December 31, 2005, June 30, 2005 and June 30, 2004 reflect a reduction of less than 0.01% of average net assets for class R shares (Note 5).

(e) Amount represents less than $0.01 per share.

(f) Reflects a special dividend which amounted to $0.12 per share and 0.31% of average net assets.

(g) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to $0.03 per share and 0.08% of average net assets for class R shares (Note 6).

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS Y

	Six months ended**			Year ended
	12/31/05	6/30/05	6/30/04	6/30/03	6/30/02	6/30/01

Net asset value,
beginning of period	$42.97	$40.14	$33.70	$33.09	$49.05	$98.28

Investment operations:
Net investment
income (loss) (a)	--(d,e)	.13(d,f,g)	(.10)(d)	(.10)	(.13)	(.21)

Net realized and unrealized
gain (loss) on investments	4.24	2.70	6.54	.71	(15.83)	(39.56)

Total from
investment operations	4.24	2.83	6.44	.61	(15.96)	(39.77)

Less distributions:
From net realized gain
on investments	--	--	--	--	--	(9.46)

Total distributions	--	--	--	--	--	(9.46)

Redemption fees	--(e)	--(e)	--(e)	--	--	--

Net asset value,
end of period	$47.21	$42.97	$40.14	$33.70	$33.09	$49.05

Total return at
net asset value (%)(b)	9.87*	7.05(g)	19.11	1.85	(32.54)	(42.96)

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(in thousands)	$428,815	$404,943	$851,430	$930,912	$1,170,852	$1,703,399

Ratio of expenses to
average net assets (%)(c)	.45*(d)	.87(d)	.84(d)	.84	.73	.64

Ratio of net investment
income (loss) to average
net assets (%)	.01*(d)	.34(d,f,g)	(.27)(d)	(.33)	(.32)	(.30)

Portfolio turnover (%)	30.97*	97.25	60.86	42.43	76.67	67.74

* Not annualized.

** Unaudited.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended December 31, 2005, June 30, 2005 and June 30, 2004 reflect a reduction of less than 0.01% of average net assets for class Y shares (Note 5).

(e) Amount represents less than $0.01 per share.

(f) Reflects a special dividend which amounted to $0.17 per share and 0.43% of average net assets.

(g) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.04% of average net assets for class Y shares (Note 6).

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 12/31/05 (Unaudited)

Note 1: Significant accounting policies

Putnam New Opportunities Fund (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital appreciation by investing principally in common stocks of companies in sectors of the economy which, in the judgment of Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC, possess above-average, long-term growth potential.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.25% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments, trust companies and certain college savings plans.

A 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Other investments, including certain restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of high-grade, short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the coun-terparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At June 30, 2005, the fund had a capital loss carryover of $4,613,472,142 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$2,836,984,224	June 30, 2010

1,776,487,918	June 30, 2011

The aggregate identified cost on a tax basis is $5,053,028,552, resulting in gross unrealized appreciation and depreciation of $993,370,973 and $166,605,569, respectively, or net unrealized appreciation of $826,765,404.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, 0.43% of the next $5 billion, 0.42% of the next $5 billion, 0.41% of the next $5 billion, 0.40% of the next $5 billion, 0.39% of the next $5 billion, 0.38% of the next $8.5 billion and 0.37% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2006, to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the period ended December 31, 2005, Putnam Management did not waive any of its management fee from the fund.

For period ended December 31, 2005, Putnam Management has assumed $49,331 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC. PFTC receives fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. Putnam Investor Services receives fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the period ended December 31, 2005, the fund incurred $9,787,021 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended December 31, 2005, the fund’s expenses were reduced by $1,480,720 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,232, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontribu-tory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average total retainer and meeting fees for the three years ended December 31, 2005. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended December 31, 2005, Putnam Retail Management, acting as underwriter, received net commissions of $64,322 and $1,291 from the sale of class A and class M shares, respectively, and received $698,518 and $1,287 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended December 31, 2005, Putnam Retail Management, acting as underwriter, received $808 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the six months ended December 31, 2005, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $1,837,677,699 and $2,544,419,251, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At December 31, 2005, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Six months ended 12/31/05:
Shares sold	3,474,011	$ 152,042,049

Shares issued
in connection
with reinvestment
of distributions	--	--

	3,474,011	152,042,049

Shares
repurchased	(15,181,695)	(665,027,849)

Net decrease	(11,707,684)	$ (512,985,800)

Year ended 6/30/05:
Shares sold	22,948,084	$ 886,479,528

Shares issued
in connection
with reinvestment
of distributions	--	--

	22,948,084	886,479,528

Shares
repurchased	(41,417,076)	(1,620,097,643)

Net decrease	(18,468,992)	$ (733,618,115)

CLASS B	Shares	Amount

Six months ended 12/31/05:
Shares sold	568,402	$ 22,396,961

Shares issued
in connection
with reinvestment
of distributions	--	--

	568,402	22,396,961

Shares
repurchased	(3,853,197)	(151,328,014)

Net decrease	(3,284,795)	$ (128,931,053)

Year ended 6/30/05:
Shares sold	1,409,602	$ 49,728,811

Shares issued
in connection
with reinvestment
of distributions	--	--

	1,409,602	49,728,811

Shares
repurchased	(27,845,983)	(971,691,503)

Net decrease	(26,436,381)	$ (921,962,692)

CLASS C	Shares	Amount

Six months ended 12/31/05:
Shares sold	75,863	$ 3,174,734

Shares issued
in connection
with reinvestment
of distributions	--	--

	75,863	3,174,734

Shares
repurchased	(158,185)	(6,598,682)

Net decrease	(82,322)	$ (3,423,948)

Year ended 6/30/05:
Shares sold	101,542	$ 3,817,980

Shares issued
in connection
with reinvestment
of distributions	--	--

	101,542	3,817,980

Shares
repurchased	(490,866)	(18,373,952)

Net decrease	(389,324)	$(14,555,972)

CLASS M	Shares	Amount

Six months ended 12/31/05:
Shares sold	105,660	$ 4,349,685

Shares issued
in connection
with reinvestment
of distributions	--	--

	105,660	4,349,685

Shares
repurchased	(502,022)	(20,604,035)

Net decrease	(396,362)	$ (16,254,350)

Year ended 6/30/05:
Shares sold	249,786	$ 9,211,102

Shares issued
in connection
with reinvestment
of distributions	--	--

	249,786	9,211,102

Shares
repurchased	(1,220,735)	(45,132,105)

Net decrease	(970,949)	$ (35,921,003)

CLASS R	Shares	Amount

Six months ended 12/31/05:
Shares sold	5,864	$ 249,738

Shares issued
in connection
with reinvestment
of distributions	--	--

	5,864	249,738

Shares
repurchased	(227)	(10,049)

Net increase	5,637	$ 239,689

Year ended 6/30/05:
Shares sold	5,012	$ 196,076

Shares issued
in connection
with reinvestment
of distributions	--	--

	5,012	196,076

Shares
repurchased	(1,204)	(48,601)

Net increase	3,808	$ 147,475

CLASS Y	Shares	Amount

Six months ended 12/31/05:
Shares sold	608,909	$ 27,635,444

Shares issued
in connection
with reinvestment
of distributions	--	--

	608,909	27,635,444

Shares
repurchased	(950,422)	(42,977,043)

Net decrease	(341,513)	$ (15,341,599)

Year ended 6/30/05:
Shares sold	2,889,224	$ 114,469,140

Shares issued
in connection
with reinvestment
of distributions	--	--

	2,889,224	114,469,140

Shares
repurchased	(14,676,760)	(599,862,180)

Net decrease	(11,787,536)	$ (485,393,040)

Note 5: Investment in Putnam Prime Money Market Fund

Pursuant to an exemptive order from the Securities and Exchange Commission, the fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended December 31, 2005, management fees paid were reduced by $28,957 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $811,301 for the period ended December 31, 2005. During the period ended December 31, 2005, cost of purchases and cost of sales of investments in Putnam Prime Money Market Fund aggregated $479,914,535 and $495,444,533, respectively.

Note 6: Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The Securities and Exchange Commission’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Pursuant to a settlement with the Securities and Exchange Commission relating to Putnam Management’s brokerage allocation practices, on October 13, 2005 the fund received $3,010,524 in proceeds paid by Putnam Management. The fund had accrued a receivable for this amount in the prior fiscal year.

Putnam Investments has recorded a charge of $30 million for the estimated cost, excluding interest, that it believes will be necessary to address issues relating to the calculation of certain amounts paid by the Putnam mutual funds in previous years. The previous payments were cost reimbursements by the Putnam funds to Putnam for transfer agent services relating to defined contribution operations. Putnam currently anticipates that any payments made by Putnam related to this issue will be paid to the Putnam funds. Review of this issue is ongoing.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Brokerage commissions (Unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s U.S. Small- and Mid-Cap group for the year ended December 31, 2005. The other Putnam mutual funds in this group are Putnam Capital Opportunities Fund, Putnam Discovery Growth Fund, Putnam Mid Cap Value Fund, Putnam OTC & Emerging Growth Fund, Putnam Small Cap Growth Fund, Putnam Small Cap Value Fund, Putnam Vista Fund, Putnam VT Capital Opportunities Fund, Putnam VT Discovery Growth Fund, Putnam VT Mid Cap Value Fund, Putnam VT New Opportunities Fund, Putnam VT OTC & Emerging Growth Fund, Putnam VT Small Cap Value Fund, and Putnam VT Vista Fund.

The top five firms that received brokerage commissions for trades executed for the U.S. Small-and Mid-Cap group are (in descending order) Citigroup Global Markets, Goldman Sachs, Bear Stearns & Company, Lehman Brothers, and Bank of America. Commissions paid to these firms together represented approximately 37% of the total brokerage commissions paid for the year ended December 31, 2005.

Commissions paid to the next 10 firms together represented approximately 36% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) CIBC World Markets, Credit Suisse First Boston, Deutsche Bank Securities, Instinet, JP Morgan Clearing, Merrill Lynch, Morgan Stanley Dean Witter, RBC Capital Markets, SG Cowen, and UBS Warburg.

Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

The Putnam family of funds

The following is a complete list of Putnam’s open-end mutual funds. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth funds	Value funds
Discovery Growth Fund	Classic Equity Fund
Growth Opportunities Fund	Convertible Income-Growth Trust
Health Sciences Trust	Equity Income Fund
International New Opportunities Fund*	The George Putnam Fund of Boston
New Opportunities Fund	The Putnam Fund for Growth
OTC & Emerging Growth Fund	and Income
Small Cap Growth Fund	International Growth and Income Fund*
Vista Fund	Mid Cap Value Fund
Voyager Fund	New Value Fund
Small Cap Value Fund†

Blend funds	Income funds
Capital Appreciation Fund	American Government Income Fund
Capital Opportunities Fund	Diversified Income Trust
Europe Equity Fund*	Floating Rate Income Fund
Global Equity Fund*	Global Income Trust*
Global Natural Resources Fund*	High Yield Advantage Fund*†
International Capital	High Yield Trust*
Opportunities Fund*	Income Fund
International Equity Fund*	Limited Duration Government
Investors Fund	Income Fund‡
Research Fund	Money Market Fund§
Tax Smart Equity Fund®	U.S. Government Income Trust
Utilities Growth and Income Fund

* A 1% redemption fee on total assets redeemed or exchanged between 6 and 90 days of purchase may be imposed for all share classes of these funds.

† Closed to new investors.

‡ Formerly Putnam Intermediate U.S. Government Income Fund.

§ An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Tax-free income funds	Putnam RetirementReady® Funds
AMT-Free Insured Municipal Fund**	Putnam RetirementReady Funds -- ten
Tax Exempt Income Fund	investment portfolios that offer diversifica-
Tax Exempt Money Market Fund§	tion among stocks, bonds, and money
Tax-Free High Yield Fund	market instruments and adjust to become
more conservative over time based on a
State tax-free income funds:	target date for withdrawing assets.
Arizona, California, Florida, Massachusetts,
Michigan, Minnesota, New Jersey, New York,	The ten funds:
Ohio, and Pennsylvania	Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Asset allocation funds	Putnam RetirementReady 2040 Fund
Income Strategies Fund	Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam Asset Allocation Funds -- three	Putnam RetirementReady 2025 Fund
investment portfolios that spread your	Putnam RetirementReady 2020 Fund
money across a variety of stocks, bonds,	Putnam RetirementReady 2015 Fund
and money market investments.	Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund
The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

** Formerly Putnam Tax-Free Insured Fund.

With the exception of money market funds, a 2% redemption fee may be applied to shares exchanged or sold within 5 days of purchase.

Check your account balances and the most recent month-end performance at www.putnam.com.

Services for shareholders

Investor services

Help your investment grow Set up a program for systematic investing with as little as $25 a month from a Putnam fund or from your own savings or checking account. (Regular investing does not guarantee a profit or protect against loss in a declining market.)

Switch funds easily* You can move money from one Putnam fund to another within the same class of shares without a service charge.

Access your money easily You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

How to buy additional shares You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

For more information

Visit www.putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

*This privilege is subject to change or termination. An exchange of funds may result in a taxable event. In addition, a 2% redemption fee will be applied to shares exchanged or sold within 5 days of purchase, and certain funds have imposed a 1% redemption fee on total assets redeemed or exchanged between 6 and 90 days of purchase.

Putnam puts your interests first

In January 2004, Putnam began introducing a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit www.putnam.com for details.

Cost-cutting initiatives

Reduced sales charges The maximum sales charge for class A shares has been reduced to 5.25% for equity funds (formerly 5.75%) and 3.75% for most income funds (formerly 4.50%) . The maximum sales charge for class M shares has been reduced to 3.25% for equity funds (formerly 3.50%) .*

Lower class B purchase limit To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be refused.)

Ongoing expenses will be limited Through calendar 2006, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund’s industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Improved disclosure

Putnam fund prospectuses and shareholder reports have been revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, turnover comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts has also been enhanced to alert investors to potential cost savings.

Protecting investors’ interests

Short-term trading fee introduced To discourage short-term trading, which can interfere with a fund’s long-term strategy, a 2% short-term trading fee may be imposed on any Putnam fund shares (other than money market funds) redeemed or exchanged within five calendar days of purchase.

* The maximum sales charge for class A shares of Putnam Limited Duration Government Income Fund (formerly Putnam Intermediate U.S. Government Income Fund) and Putnam Floating Rate Income Fund remains 3.25% .

Fund information

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager
Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109
Marketing Services
Putnam Retail Management
One Post Office Square
Boston, MA 02109
Custodian
Putnam Fiduciary
Trust Company
Legal Counsel
Ropes & Gray LLP
Trustees
John A. Hill, Chairman
Jameson Adkins Baxter,
Vice Chairman
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
W. Thomas Stephens
Richard B. Worley

Officers
George Putnam, III
President
Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive Officer
Jonathan S. Horwitz
Senior Vice President
and Treasurer
Steven D. Krichmar
Vice President and
Principal Financial Officer
Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer
Daniel T. Gallagher
Senior Vice President,
Staff Counsel and
Compliance Liaison
Beth S. Mazor
Vice President
James P. Pappas
Vice President
Richard S. Robie, III
Vice President

Francis J. McNamara, III
Vice President and
Chief Legal Officer
Charles A. Ruys de Perez
Vice President and
Chief Compliance Officer
Mark C. Trenchard
Vice President and
BSA Compliance Officer
Judith Cohen
Vice President, Clerk and
Assistant Treasurer
Wanda M. McManus
Vice President, Senior Associate
Treasurer and Assistant Clerk
Nancy T. Florek
Vice President, Assistant Clerk,
Assistant Treasurer
and Proxy Manager

This report is for the information of shareholders of Putnam New Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Not FDIC Insured	May Lose Value	No Bank Guarantee

SA013 230219 2/06

Item 2. Code of Ethics: Not applicable Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits: (a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT By (Signature and Title): /s/Michael T. Healy Michael T. Healy Principal Accounting Officer Date: February 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer
Date: February 28, 2006

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer
Date: February 28, 2006